UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2006




                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




      REPUBLIC OF PANAMA                 001-08430               72-0593134
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                            77079
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 (Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5000
                                                     --------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 7.01       Regulation FD Disclosure

     We will be presenting information relating to McDermott International, Inc. and our operating units at the Calyon Oil Service Conference in New York City on May 10, 2006 at 10:15 a.m. eastern time. The information presented will be available for a limited time on our website at www.mcdermott.com under "Investor Relations - Corporate Presentations."

     We will also be presenting information relating to our marine construction services subsidiary, J. Ray McDermott, S.A., in connection with the proposed $500 million senior secured credit facility in New York City on May, 9, 2006 at 10:00 a.m. eastern time. Information from this presentation will be available for a limited time on our website at www.mcdermott.com under "Investor Relations
- Corporate Presentations."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            McDERMOTT INTERNATIONAL, INC.





                                            By: /s/ Michael S. Taff
                                                --------------------------------
                                                Michael S. Taff
                                                Vice President and Chief
                                                Accounting Officer

May 8, 2006







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